First Financial Northwest, Inc.

September 2023

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increasing prices and supply chain disruptions, and any governmental or societal responses to new COVID-19 variants; the uncertain impacts of quantitative tightening and current and future monetary policies of the Federal Reserve; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors described in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with or furnished to the Securities and Exchange Commission that are available on our website at www.ffnwb.com and on the SEC's website at www.sec.gov.

First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Nearly 34 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	10	33
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	9	37
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	19	22
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	9	42
Simon Soh	SVP, Chief Credit Officer (FFNWB)	12	35

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $12.75 (9/6/2023)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Maintaining strong capital levels and excellent asset quality

	Quarter Ended				
	Jun 30, 2023	**Mar 31, 2023**	**Dec 31, 2022**	**Sep 30, 2022**	**Jun 30, 2022**
Performance Ratios [1]					
Return on assets	0.39%	0.57%	0.86%	1.06%	0.79%
Return on equity	3.74	5.31	8.04	9.88	7.11
Equity-to-total assets	10.39	10.14	10.67	10.64	10.78
Net interest margin	2.84	3.22	3.52	3.65	3.53
Efficiency ratio	86.95	75.44	65.84	66.80	72.62
Noninterest expense/average total assets	2.50	2.42	2.30	2.43	2.60
Capital Ratios [2]					
Tier 1 leverage ratio	10.02%	10.24%	10.31%	10.43%	10.53%
Total capital ratio	15.75	15.59	15.62	15.49	15.47
Asset Quality Ratios					
Nonperforming assets/total assets	0.01%	0.01%	0.01%	0.02%	0.00%
ACL as a percent of total loans	1.31	1.33	1.29	1.27	1.33
Yields and Costs [1]					
Yield on loans	5.71%	5.56%	5.19%	4.77%	4.41%
Cost of funds	2.76	2.23	1.48	0.84	0.55

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
	(Dollars in thousands, except per share data)				
Net interest income	$ 10,309	$ 11,256	$ 12,468	$ 12,717	$ 11,824
Provision (recapture of provision) for credit losses	(400)	300	500	(400)	--
Net interest income after provision (recapture of) for loan losses	10,709	10,956	11,968	13,117	11,824
Total noninterest income	798	665	695	778	961
Total noninterest expense	9,657	8,993	8,666	9,014	9,285
Income before federal income tax provision	1,850	2,628	3,997	4,881	3,500
Federal income tax provision	362	506	771	935	692
Net income	$ 1,488	$ 2,122	$ 3,226	$ 3,946	$ 2,808
Total assets	$ 1,528,079	$ 1,574,271	$ 1,502,916	$ 1,484,311	$ 1,454,768
Book value per common share	$17.35	$17.45	$17.57	$17.30	$17.26
Tangible book value per common share [(1)]	17.20	17.30	17.41	17.14	17.09

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Regional Economy

Company	Square Feet Occupied [1]
amazon	29.65 million
BOEING	22.09 million
Microsoft	13.05 million
NORDSTROM	2.54 million
Meta	2.28 million
COSTCO WHOLESALE	2.16 million
Google	1.89 million
Starbucks	1.80 million
T Mobile	1.44 million

Largest Office Occupiers in the Seattle Metro Area as of July 2023

*Includes office, industrial, flex and retail spaces, if any
Source: Office Occupiers, *Puget Sound Business Journal*, August 11, 2023

Local Economy

"Renton's going to happen"

~ Puget Sound Business Journal, February 18, 2022

Sounders FC to build a state-of-the-art training facility and office at the former Boeing commercial airplanes headquarters; slated to open in January 2024. *Seattle selected to host a 2026 World Cup match*

Seattle-based Unico Properties is also planning around 3,000 units of multifamily housing on the property named for Longacres, the horse racing track previously located there from 1932 until the early 1990s

8,185 residential units planned or in development across Renton

Joining the Seattle Seahawks whose 200,000 square-foot waterfront headquarters and practice facility opened in Renton in 2008

UW Medicine leased a long-vacant, 197,000 square-foot former FAA building in Renton to house its Department of Laboratory Medicine and Pathology in June 2022

Blue Origin is reported to have leased nearly 100,000 square feet of office in a Lind Avenue Southwest building

Bay West Development plans a 1,179-unit, three-building multifamily community with nearly 50,000 square feet of retail and commercial space at the former Fry's Electronics location over three phases beginning in 2024. If all three phases are realized, the project would be the largest mixed-use residential development in Renton history.

Vulcan Real Estate on track to begin building a 385-unit apartment project on a long-held property in the Kennydale neighborhood in June 2023

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
Auburn
16
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

*Cost-Efficient,
Technology-Centered
Branch Concept*








First Financial
Northwest Bank






First Financial
Northwest Bank




Edmonds
Arts & Culture Calendar

Deposit Composition

*Excludes bank-owned and brokered deposits**

6/30/2023


$20.4 M
1.9%
$200.8 M
19.2%
$359.9 M
32.2%
$467.4 M
44.6%
CDs
MMAs
Checking
Savings

Total Deposits: $1.22B

6/30/2022


$23.5 M
2.1%
$235.3 M
20.9%
$270.9 M
24.1%
$596.5 M
53.0%
CDs
MMAs
Checking
Savings

Total Deposits: $1.13B

6/30/2021


$21.3M
1.9%
$221.6M
19.5%
$338.5M
29.8%
$553.0M
48.8%
CDs
MMAs
Checking
Savings

Total Deposits: $1.13B

12/31/2012


$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were $176.4M at June 30, 2023; $53.3M at June 30, 2022; $0 at June 30, 2021; and $124.9M at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Initiated branch expansion strategy with Mill Creek office in 2015
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
$215,658
$117,751
$97,907
$216,576
$119,944
$96,632
$200,848
$111,768
$89,080
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q2 2023
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Deposit Breakdown

Excludes bank-owned and brokered deposits



In millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$764
$58
$189
$517
$841
$50
$235
$556
$938
$88
$292
$558
$1,093
$166
$375
$552
$1,157
$107
$470
$580
$1,045
$64
$477
$504
$1,048
$62
$500
$486
2017
2018
2019
2020
2021
2022
YTD 2023
Retail
Business
Commercial*

*Deposit accounts with an associated commercial loan.

Expansion Strategy

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			6/30/2023	3/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Legacy	1	1923	$ 578,441	$ 575,670	$ 579,068	$ 674,624	$ 668,335	$ 643,363	$ 616,125
De Novo	10	2015 – 2021	286,898	275,182	278,044	310,278	283,683	209,457	144,153
Acquired*	4	2017	183,203	184,862	188,042	172,572	141,615	86,242	80,929
Deposits	**15**		**$ 1,048,542**	**$ 1,035,714**	**$ 1,045,154**	**$ 1,157,474**	**1,093,633**	**939,062**	**841,207**
Brokered Deposits	–		176,422	191,414	124,886	–	–	94,472	97,825
Total Deposits			**$ 1,224,964**	**$ 1,227,128**	**$ 1,170,040**	**$ 1,157,474**	**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $3,000 at December 31, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; and $58,000 at December 31, 2018.

Office Expansion Strategy

Location	County	Type	Opened	Deposits (in thousands)				
				6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Renton	King	HQ	1923	$ 578,441	$ 575,670	$ 579,068	$ 607,825	$ 634,160
Mill Creek	Snohomish	*De Novo*	Q3 2015	31,375	29,384	32,398	39,937	38,370
Edmonds	Snohomish	*De Novo*	Q1 2016	61,986	62,322	65,245	67,048	82,513
The Landing Renton	King	*De Novo*	Q3 2016	28,518	25,779	27,568	31,476	32,397
Crossroads/Bellevue	King	*De Novo*	Q2 2017	62,783	62,015	60,399	65,217	79,463
Woodinville	King	Acquired	Q3 2017	30,849	31,710	33,497	37,268	36,521
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	38,754	37,547	39,654	42,558	40,460
Lake Stevens	Snohomish	Acquired	Q3 2017	50,275	52,130	52,055	56,953	52,850
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	63,325	63,475	62,836	39,897	40,986
Bothell	King	*De Novo*	Q2 2018	11,955	12,115	11,880	13,387	13,829
Kent	King	*De Novo*	Q1 2019	43,679	40,678	40,396	41,614	35,380
Kirkland	King	*De Novo*	Q4 2019	21,458	19,969	19,521	16,830	16,997
University Place	Pierce	*De Novo*	Q1 2020	7,257	7,219	6,914	6,542	5,487
Gig Harbor	Pierce	*De Novo*	Q4 2020	5,324	3,905	3,191	3,079	3,472
Issaquah	King	*De Novo*	Q1 2021	12,563	11,796	10,529	10,268	13,307
Brokered Deposits				176,422	191,414	124,886	69,537	53,277
			Total	**$ 1,224,964**	**$ 1,227,128**	**$ 1,170,040**	**$ 1,149,436**	**$ 1,179,469**

Fintech Strategy

Expansion of Community to Include Digital Community More Seamlessly

Long Term Objectives

- Expand Relationship Banking
  Especially with commercial customers, supported by fintech partnerships
- Enhance Use of Digital Banking
  Enhance use of digital banking channels by both retail & commercial customers
- Improve Efficiency
  Through digital solutions & efficient processes, enhance growth capacity & profitability

Strategies

- Improve efficiency and accuracy using digital solutions for internal processes
- Utilize fintech offerings to expand and grow customer relationships
- Improve versatility and speed using stack environment with high quality fintech apps – faster to market solutions

Fintech Success Metrics

- Core deposit growth
- Noninterest income – revenue growth

Fintech Strategy

Key Supporting Initiatives

❶ Investing Member in BankTech Ventures

- Early access to fintech
- Financial investment in sector
- Expertise in vetting fintechs

BankTech VENTURES

EXECUTIVE SUMMARY:

- BankTech Ventures, LP (the "Fund") is a strategic investment fund created for and by key leaders in community banking, bank technology and fintech. The fund has two leading community banks as General Partners.
- The Fund specializes in the research, development, proper selection of, and investment in technology companies focused on supporting community banks and their end-customers.
- The Fund builds an ecosystem through its strategic investments, education, and collaboration with the limited partners by delivering a network of leading and emerging bank technology companies to enhance a community bank's value, as well as aim for strong returns from the underlying investments in these companies.

Adlumin NYDIG MODUSBOX Innovation Refunds FINTEL CONNECT

GENERAL PARTNERS:

Sunwest Bank COASTAL COMMUNITY BANK THE VENTURE CENTER ICBA HOVDE GROUP

❷ Evaluation of Fintechs

- Reviewed digital-only checking account fintech

  Screened out at our compliance level

- Review and contracted with online-only consumer lending fintech

  Our implementation timeline could not be met by fintech

Systems to Support Fintech Strategy

fiserv.

Core Processing Platform

- DNA
- Commercial Center
- Architect

Digital Partners Deployed With Current Infrastructure

Partner	Functionality	Implemented
Lively	Online Health Savings Account administration	2023
Adlumin	Security event and incident management	2023
Innovation Refunds	Automated employer refund credit provider	2023
Raisin	Online account opening and marketing	2023
SecureNow	Real time fraud alerts	2020
Falcon	Real time fraud alerts	2020
DocuSign	Internal/external customer digital signatures	2020
FI Vision	Automated online account opening	2019
Zelle	Peer to peer transfers	2019
Notifi	Real time push notifications	2019
Plaid	ID/account verification	2019
Card Access	Mobile control for card activity	2019
Credit Savvy	Credit score access	2019

Noninterest Expense to Average Total Assets

Paused expansion to focus on growing relationships and improving efficiency through existing branch network



2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
2.30%
2.42%
2.46%
2.60%
2.43%
2.30%
2.42%
2.50%
Washington State median = 2.73%*
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, First Quarter 2023.

Interest Rate Risk Management

Interest Rate Simulation Impact on Net Interest Income at June 30, 2023		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	34,542	(13.69)
+200	36,280	(9.34)
+100	38,206	(4.53)
Base	40,019	--
(100)	42,574	6.38
(200)	43,554	8.83
(300)	43,290	8.17

NOTE: This table illustrates the estimated change in our net interest income over the next 12 months from June 30, 2023, that would occur in the event of an immediate change in interest rates equally across all maturities, with no effect given to any steps the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Cash Flow Hedge Instruments

Interest Rate Swap Agreements as of June 30, 2023					
Notional Amount[1]	Start Date	Maturity Date	Fixed Rate Paid to Counterparty	Index Rate Received From Counterparty[2]	Repricing Frequency
$15,000,000	9/27/2019	9/27/2024	1.440%	1-Month LIBOR	Monthly
$10,000,000	11/20/2019	11/20/2023	1.585%	3-Month LIBOR	Quarterly
$15,000,000	3/2/2020	3/2/2026	0.911%	1-Month LIBOR	Monthly
$15,000,000	3/2/2020	3/2/2027	0.937%	1-Month LIBOR	Monthly
$15,000,000	3/2/2020	3/2/2028	0.984%	1-Month LIBOR	Monthly
$15,000,000	10/25/2021	10/25/2028	0.793%	3-Month LIBOR	Quarterly
$10,000,000	10/25/2021	10/25/2029	0.800%	3-Month LIBOR	Quarterly
Entered into two additional interest rate swap agreements after quarter end:					
$15,000,000	7/17/2023	7/17/2025	4.57%	SOFR	Monthly
$15,000,000	7/17/2023	7/17/2026	4.15%	SOFR	Monthly

[1] For each interest rate swap agreement listed, the Bank has secured a fixed-rate FHLB advance for the notional amount that reprices at the same frequency as the corresponding interest rate swap. The Bank pays a fixed interest rate to the counterparty and in return, receives a floating interest rate based on the index noted in the table.
[2] As of June 30, 2023, the Company's derivative instruments' variable-rate interest payments were based on LIBOR but will be converted to SOFR plus a spread adjustment after the discontinuation of LIBOR.

The Bank recognized a fair value asset of $10.0 million as a result of the increase in market value of the interest rate swap agreements at June 30, 2023

Total Loan Portfolio

6/30/2023

Net loans receivable $1.17B



Foreign national loans account for over 20% of 1-4 Family
CRE
$406.4 M
34.2%
1-4 Family
$481.6 M
40.6%
PPP
$0.6 M
0.1%
Business & Consumer
$99.7 M
8.3%
Multifamily
$141.4 M
11.9%
Construction/Land
$57.8 M
4.9%

Concentrations of credit*

Construction loans as % of total capital – **40.0%**

Non-owner occupied commercial real estate as % of total capital – **336.8%**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

3/31/2023

Net loans receivable $1.18B



CRE
$409.0 M
34.1%
1-4 Family
$484.3 M
40.3%
PPP
$0.7 M
0.1%
Business & Consumer
$99.1 M
8.3%
Multifamily
$143.4 M
11.9%
Construction/Land
$64.0 M
5.3%

6/30/2022

Net loans receivable $1.12B



CRE
$412.7 M
36.3%
1-4 Family
$436.8 M
38.5%
PPP
$1.5 M
0.1%
Business & Consumer
$83.8 M
7.4%
Multifamily
$136.0 M
12.0%
Construction/Land
$64.3 M
5.7%

Loan Production

YTD 2023

Excludes purchased and participation loans



Construction/Land
$24.0 M
27.1%
Multifamily
$2.2 M
2.5%
Business &
Consumer
$8.4 M
9.5%
CRE
$20.6 M
23.4%
1-4 Family
$33.1 M
37.5%

Loan Originations: $88.3M

Loan Maturities and Repricing

6/30/2023



Adjustable Rate Loans
$724.6 M
61.0%
Fixed Rate Loans
$462.9 M
39.0%

Total Loans: $1.19Bn

Adjustable Rate Loans			
Term to Rate Adjustment	**Principal Balance**	**Yield**	**Percent**
Due within one year	$321.0M*	8.04%	44.3%
After one year through 3 years	$89.6M	3.96%	12.4%
After 3 years through 5 years	$205.0M	4.56%	28.3%
After 5 years through 10 years	$109.0M	4.42%	15.0%
Thereafter	--	--	--
Total	$724.6M	6.01%	100.0%

*Includes $129.7M of prime based loans and $109.4M in loans that adjust monthly based on LIBOR.

Fixed Rate Loans			
Term to Maturity	**Principal Balance**	**Yield**	**Percent**
Due within one year	$13.1M	5.13%	2.8%
After one year through 3 years	$67.3M	4.30%	14.5%
After 3 years through 5 years	$68.5M	4.97%	14.8%
After 5 years through 10 years	$100.5M	4.68%	21.7%
Thereafter	$213.5M	5.07%	46.2%
Total	$462.9M	4.86%	100.0%

Nonperforming Loans & Assets



0.19%
0.18%
0.19%
0.18%
0.18%
0.17%
0.03%
0.00%
0.00%
0.00%
0.02%
0.01%
0.00%
0.02%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3 22

Annual Net Charge-Off Rates (1990 - 2021)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.31%	0.34%	0.89%	0.97%	0.53%

Source: Compiled from FDIC Quarterly Banking Profiles statistics

Stock Ownership Summary

Approximately 40% Institutional / 4% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	760,823	-19,933	8.31%	8,650,558	06-30-2023	13F
Renaissance Technologies LLC	504,210	-10,657	5.51%	5,732,868	06-30-2023	13F
Strategic Value Bank Partners LLC	422,224	156,900	4.61%	4,800,687	06-30-2023	13F
The Vanguard Group, Inc.	340,578	-1,589	3.72%	3,872,372	06-30-2023	13F
BlackRock Institutional Trust Company, N.A.	305,053	3,174	3.33%	3,468,453	06-30-2023	13F
AllianceBernstein L.P.	228,415	0	2.50%	2,597,079	06-30-2023	13F
BlackRock Financial Management, Inc.	141,719	-874	1.55%	1,611,345	06-30-2023	13F
Greenwich Investment Management, Inc.	129,146	-300	1.41%	1,468,390	06-30-2023	13F
Brandywine Global Investment Management, LLC	92,507	-400	1.01%	1,051,805	06-30-2023	13F
Bridgeway Capital Management, LLC	86,219	682	0.94%	980,310	06-30-2023	13F
Geode Capital Management, L.L.C.	84,191	5,453	0.92%	957,252	06-30-2023	13F
BlackRock Investment Management (UK) Ltd.	71,876	-442	0.79%	817,230	06-30-2023	13F
Mariner Wealth Advisors	70,809	-119	0.77%	805,098	06-30-2023	13F
Acadian Asset Management LLC	69,028	-293	0.75%	784,848	06-30-2023	13F
Newton Investment Management North America, LLC	42,700	0	0.47%	485,499	06-30-2023	13F
Goldman Sachs & Company, Inc.	33,277	8	0.36%	378,359	06-30-2023	13F
Arbiter Partners Capital Management, LLC	30,000	0	0.33%	341,100	06-30-2023	13F
State Street Global Advisors (US)	28,615	0	0.31%	325,353	06-30-2023	13F
Black Maple Capital Management LP	24,234	24,234	0.26%	275,541	06-30-2023	13F
Seizert Capital Partners, L.L.C.	22,487	-3,146	0.25%	255,677	06-30-2023	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest Foundation	877,882	0	9.60%	9,981,518	12-31-2022	13D
First Financial Northwest, Inc. ESOP	821,432	0	8.98%	9,339,682	12-31-2022	13G
Kiley Joseph W III	180,452	0	*	2,051,739	06-30-2023	Proxy
Jacobson Richard P	149,936	1,507	*	1,704,772	06-30-2023	Form 4
Soh Simon	118,253	0	*	1,344,537	06-30-2023	Proxy
Lee Joann E	101,832	0	*	1,157,830	06-30-2023	Proxy
Clariza Ronnie J	79,836	0	*	907,735	06-30-2023	Proxy
Harrison Dalen D	61,781	0	*	702,450	06-30-2023	Proxy
Molvar Roger H	15,535	0	*	176,633	06-30-2023	Proxy
Sabin Ralph C	11,777	0	*	133,904	06-30-2023	Proxy

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 534,030 shares, 5.8% of outstanding shares, beneficially owned by subsidiaries as of June 30, 2023.

Total Return – FFNW vs. KRX


12/31/2012 to 8/3/2023
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
+138%
+99%
KRX (+138%)
FFNW (+99%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020
Shares Rep.: 544,626
Shares Rep. / ADTV: 23.2x
2021
Shares Rep.: 704,950
Shares Rep. / ADTV: 54.1x
2022
Shares Rep.: 84,981
Shares Rep. / ADTV: 13.3x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	47.9x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021	704,950	$16.11	$17.13	$15.07	6.9%	54.1x	0.94x
2022	84,981	$16.43	$17.41	$15.96	2.9%	13.3x	0.94x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2022.

Community Involvement

Top CRA Hour Recipients in 2022
Habitat for Humanity
Arlington Food Bank
Salvation Army
Renton High School / Financial Literacy
Dignity for Divas
Lake Stevens Food Bank
Junior Achievement
Hope Creek Charitable Foundation
Money Matters Mentoring
Christian Church Homes

In 2021, the Bank achieved an "Outstanding" rating on its Community Reinvestment Act performance

In 2022 . . .

> Over 80% of all employees had volunteer hours

> 1,167 CRA-eligible volunteer hours

> 62 employees volunteered at local food banks

> 47 employees participated in Habitat for Humanity Builds

> 13 employees taught financial literacy classes at Renton High School


First Financial
Northwest Bank
432
First Financial
Northwest Bank

Thank You

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and the tangible equity-to-assets ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 158,715	$ 159,645	$ 160,360	$ 157,890	$ 156,896
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	484	516	548	582	616
Tangible equity (Non-GAAP)	$ 157,342	$ 158,240	$ 158,923	$ 156,419	$ 155,391
Total assets (GAAP)	$ 1,528,079	$ 1,574,271	$ 1,502,916	$ 1,484,311	$ 1,454,768
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	484	516	548	582	616
Tangible assets (Non-GAAP)	$ 1,526,706	$ 1,572,866	$ 1,501,479	$ 1,482,840	$ 1,453,263
Common shares outstanding at period end	9,148,086	9,148,086	9,127,595	9,127,595	9,091,533
Equity-to-assets ratio (GAAP)	10.39%	10.14%	10.67%	10.64%	10.78%
Tangible equity-to-tangible assets ratio (Non-GAAP)	10.31%	10.06	10.58	10.55	10.69
Book value per common share (GAAP)	$ 17.35	$ 17.45	$ 17.57	$ 17.30	$ 17.26
Tangible book value per share (Non-GAAP)	17.20	17.30	17.41	17.14	17.09